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                                                                   EXHIBIT 10.17

Fleet Bank


                                         December 29, 1997


Bottomline Technologies (de), Inc.
155 Fleet Street
Portsmouth, NH 03801-4050
ATTN:  Mark A. Attarian, Vice President
       Chief Financial Officer and Treasurer

     Re:  Third Amendment of Loan Agreement Dated January 13, 1995

Gentlemen:

     Reference is made to the Loan Agreement by and between Bottomline Technologies (de), Inc., successor by merger to Bottomline Technologies, Inc. (the "Borrower") and Fleet National Bank (the "Bank") dated January 13, 1995, as amended (the "Agreement"). Notwithstanding the provisions of the Agreement, the Agreement is hereby amended, effective immediately, that the Agreement is amended as follows:

     1. All references in the Agreement to "Bottomline Technologies, Inc." are hereby replaced with references to "Bottomline Technologies (de), Inc.", and all references to the "Borrower" shall mean Bottomline Technologies (de), Inc.

     2. Section 1.4 of the Agreement is hereby deleted in its entirety and the following new Section 1.4 substituted therefor:

          "1.4 As evidence of the Borrower's obligations under the Revolving Loan, the Borrower shall execute and deliver to the Bank a Secured Revolving Time Note (the "Revolving Note") dated December 29, 1997."

     3. Section 1.6 of the Agreement is hereby deleted in its entirety and the following new Section 1.6 substituted therefor:

          "1.6 No advance under the Revolving Loan will be made after December 30, 1998 (the "Expiration Date"), and the entire unpaid principal balance of the Revolving Loan, together with all unpaid interest accrued thereon and all accrued and unpaid fees, if any, shall be due and payable without notice or demand on December 31, 1998 (the "Termination Date")."
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     4.   Section 4.9 of the Agreement is hereby deleted in its entirety and the following new Section 4.9 substituted therefor:

          "4.9  (Minimum tangible net worth).  The Borrower will not permit its
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     tangible net worth to be less than $3,900,000.00 as at the end of each fiscal quarter of the Borrower.

          The term "TANGIBLE NET WORTH" shall mean stockholders' equity determined in accordance with generally accepted accounting principles, consistently applied, subtracting therefrom: (i) intangibles (as
                           ----------- ---------
     determined in accordance with such principles so applied), and (ii) accounts and indebtedness owing from any employee or parent, subsidiary or other affiliate."

     5. Section 4.10 of the Agreement is hereby deleted in its entirety and the following new Section 4.10 substituted therefor:

          "4.10  (Maximum debt to tangible net worth ratio).  The Borrower will
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     not allow the ratio of its total debt to its tangible net worth to be greater than 2.0 to 1 as at the last day of each fiscal quarter of the Borrower."

     6. Section 4.11 of the Agreement is hereby deleted in its entirety and the following new Section 4.11 substituted therefor:

          "4.11  (Minimum debt service coverage ratio).  The Borrower will not
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     permit the ratio of:

          (a) the aggregate of its (i) earnings before interest, taxes, depreciation and amortization, MINUS (ii) permitted dividends, MINUS (iii) taxes actually paid by the Borrower; to:

          (b) the sum of its (i) interest, PLUS (ii) the current maturities of long-term debt;

     to be less than 1.50:1 for the fiscal year-to-date ending on the last day of each fiscal quarter of the Borrower."

     Except as specifically amended hereby, the Agreement remains in full force and effect, and the Borrower hereby reaffirms all warranties and representations contained therein, as of the date hereof.

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     Please acknowledge your agreement to the matters contained herein by signing this Amendment in the space provided and returning it to the undersigned, whereupon it shall take effect as an instrument under seal.

                                       Very truly yours,

                                       FLEET NATIONAL BANK


                                       By:  /s/  Robert A. Lupien
                                          ------------------------------------
                                          Robert A. Lupien, Vice President


ACCEPTED AND AGREED TO:

BOTTOMLINE TECHNOLOGIES (DE), INC.


By:  /s/  Mark A. Attarian
     -------------------------------------
     Mark A. Attarian, Vice President,
     Chief Financial Officer and Treasurer

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